Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
Income taxes

9 Income taxes

Current taxes

The Group and its subsidiaries, located both in Brazil and abroad, are taxed in accordance with the tax legislation in effect in each country. The Group analyzes the results of each subsidiary to apply the relevant income tax legislation, in order to comply with treaties signed by Brazil and to avoid double taxation.

The current income tax charge is calculated using enacted or substantively enacted tax rates at the end of the reporting period in the countries where the Group’s subsidiaries operate and generate taxable income. Management periodically evaluates positions taken in which applicable tax regulation is subject to interpretation and recognizes an accrual, if needed, for probable payments of income tax.

In accordance with the technical interpretation IFRIC23, the Management assessed the relevant tax decisions, identifying any differences in relation to the tax positions adopted by the Group. Based on this analysis, and considering legal opinions and applicable jurisprudence, a provision amounting to US$ 759 million was recognized, pertaining to divergences in the taxation of profits from subsidiaries abroad in countries with international treaties. This provision was recorded, reducing the recoverable taxes line item to reflect the potential future realization of this value.

The Company periodically reviews its tax positions where there are uncertainties regarding the applied tax treatment and, whenever necessary, adjusts the provision in accordance with changes in the current regulatory and jurisprudential environment.

Deferred taxes

Deferred income tax is recognized using the asset and liability method, for temporary differences arising between the tax basis of assets and liabilities and their carrying amounts in the consolidated financial statements. However, deferred tax liabilities are not recognized if they arise from the initial recognition of goodwill. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantially enacted by the end of the reporting period and are expected to apply when the related deferred income tax asset is realized or the deferred income tax liability is settled.

Deferred tax assets are recognized for unused tax losses, unused tax credits and deductible temporary differences to the extent that it is probable that future taxable profits will be available against which they can be used. Future taxable profits are determined based on business plans for individual subsidiaries in the Group. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be utilized. Such reductions are reversed when the probability of future taxable profits improves.

Deferred tax assets and liabilities are presented net in the statement of financial position when there is a legally enforceable right to offset current tax assets against liabilities and when they are related to income taxes levied by the same taxation authority on the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.

Foreign subsidiaries’ income before taxes, except for the foreign exchange, is taxed in Brazil at the statutory nominal rate of 34%. Income tax paid by a foreign subsidiary can be deducted up to the amount of tax payable in Brazil in relation to the foreign income.

The Group’s tax calculations relate to uncertainties due to judgment used to calculate tax liabilities in the application of complex and evolving tax regulations across the tax jurisdictions where it operates. Additionally, judgment is required to determine the appropriate tax treatment for certain significant transactions and restructurings in the Group. The Group analysis of unrecognized deferred tax assets contains uncertainties based on judgment used to apply the more likely than not recognition and measurement thresholds.

Changes in tax laws and rates might impact recorded deferred tax assets and liabilities in the future. However, due to the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from the current estimate of the tax liabilities or a change in the effective tax rate in a given financial statement period could be materially impacted. An unfavorable tax settlement would require an outflow of the Group´s cash and generally result in an increase in the effective tax rate in the period of resolution. A favorable tax settlement would generally be recognized as a reduction in the effective tax rate in the period of resolution.

	December 31, 2024	December 31, 2023
Deferred income taxes assets	651,178	774,861
Deferred income taxes liabilities	(1,095,291)	(1,360,257)
	(444,113)	(585,396)

Realization of deferred income tax and social contribution

Deferred tax assets arising from temporary differences will be realized as they are settled or realized. The period of settlement or realization of such differences is imprecise and is linked to several factors that are not under the control of the Group.

In estimating the realization of deferred tax assets, constituted on tax losses and negative basis of social contribution, the Group considers its adjusted budget and strategic plan, based on estimates of the main tax additions and exclusions. Based on this estimate, the Group believes that it is probable that these deferred tax credits will be realized.

a. Composition of deferred tax income and social contribution

a.1 The current balance of benefits related to the tax effects of accumulated tax losses and negative social contribution bases unrecognized by subsidiaries as of December 31, 2024, was US$ 531,305 (US$786,180 as of December 31, 2023). These amounts originate from companies that do not have a history of profitability or sufficient future profit projections to support their recognition.

	Balance at January 1, 2024	Statement of income	Exchange variation	Other Adjustments(1)	Balance at December 31, 2024
Tax Loss and Negative Social Contribution Base	840,172	(23,641)	(136,885)	(372)	679,274
Expected credit losses on trade accounts receivable	38,086	8,701	(4,483)	1	42,305
Provisions for contingencies	125,393	(8,595)	(22,310)	—	94,488
Fair Value Adjustment	(70,257)	(30,997)	(4,583)	—	(105,837)
Inventory valuation	(148,818)	66,559	(1,248)	—	(83,507)
Hedge Operations (2)	(25,365)	69,993	1,597	(265)	45,960
Tax Credits - Foreign Subsidiaries	23,684	(14,851)	(36)	—	8,797
Provision for Work Accident Insurance - Foreign Subsidiaries	7,927	1,163	(126)	—	8,964
Pension Plan - Foreign Subsidiaries	11,956	(7,497)	(1,104)	(147)	3,208
Trade accounts payable accrual	230,959	22,747	(3,891)	39	249,854
Non-Deductible Interest Portion - U.S. Tax Reform	211,958	64,576	3,037	—	279,571
Right of use assets	25,417	4,104	(3,592)	37	25,966
Other Temporary Differences	68,889	(2,555)	(11,406)	(2,032)	52,896
Goodwill amortization	(851,839)	(41,842)	166,304	—	(727,377)
Business Combinations	(444,250)	(26,269)	4,602	—	(465,917)
Realization of other reserves	(115,640)	2,435	25,092	—	(88,113)
Cut Off Adjustments (sales)	618	15,678	(1,019)	—	15,277
Accelerated depreciation and amortization	(514,286)	31,273	3,091	—	(479,922)
Deferred taxes, net	(585,396)	130,982	13,040	(2,739)	(444,113)

	Balance at January 1, 2023	Statement of income	Exchange variation	Other Adjustments (1)	Balance at December 31, 2023
Tax Loss and Negative Social Contribution Base	649,164	161,447	29,561	—	840,172
Expected credit losses on trade accounts receivable	31,572	4,768	1,746	—	38,086
Provisions for contingencies	137,347	(19,555)	7,601	—	125,393
Fair Value Adjustment	(79,680)	15,130	(5,707)	—	(70,257)
Inventory valuation	(54,902)	(100,031)	6,115	—	(148,818)
Hedge Operations (2)	8,209	(32,848)	(138)	(588)	(25,365)
Tax Credits - Foreign Subsidiaries	13,196	10,438	21	29	23,684
Provision for Work Accident Insurance - Foreign Subsidiaries	6,139	1,806	(18)	—	7,927
Pension Plan - Foreign Subsidiaries	10,485	3,755	(59)	(2,225)	11,956
Trade accounts payable accrual	241,040	(13,775)	3,694	—	230,959
Non-Deductible Interest Portion - U.S. Tax Reform	76,563	135,106	289	—	211,958
Right of use assets	22,583	2,163	671	—	25,417
Other Temporary Differences	105,696	(31,586)	(10,629)	6,026	69,507
Goodwill amortization	(785,958)	(11,297)	(54,584)	—	(851,839)
Business Combinations	(441,428)	(185)	(2,637)	—	(444,250)
Realization of other reserves	(110,379)	3,246	(8,507)	—	(115,640)
Accelerated depreciation and amortization	(586,839)	74,790	(2,237)	—	(514,286)
Deferred taxes, net	(757,192)	203,372	(34,818)	3,242	(585,396)
	Balance at January 1, 2022	Statement of income	Exchange variation	Other Adjustments(1)	Balance at December 31, 2022
Tax Loss and Negative Social Contribution Base	431,501	194,061	23,100	502	649,164
Expected credit losses on trade accounts receivable	26,260	3,817	1,495	—	31,572
Provisions for contingencies	97,506	32,822	7,019	—	137,347
Present Value Adjustment - Customers	(45,506)	(31,852)	(2,322)	—	(79,680)
Inventory valuation	72,060	(131,120)	4,158	—	(54,902)
Hedge Operations (2)	(27,002)	21,888	(1,435)	14,758	8,209
Tax Credits - Foreign Subsidiaries	13,438	(245)	55	(52)	13,196
Provision for Work Accident Insurance - Foreign Subsidiaries	39,203	(32,812)	(252)	—	6,139
Pension Plan - Foreign Subsidiaries	21,677	(5,484)	(171)	(5,537)	10,485
Trade accounts payable accrual	264,851	(25,124)	1,313	—	241,040
Non-Deductible Interest Portion - U.S. Tax Reform	5,894	70,455	214	—	76,563
Right of use assets	6,072	16,003	508	—	22,583
Other Active Temporary Differences	23,495	36,416	46,979	(1,194)	105,696
Goodwill amortization	(705,645)	(35,984)	(44,329)	—	(785,958)
Business Combinations	(473,421)	42,827	(1,089)	(9,745)	(441,428)
Provision for Customer Returns - Foreign Subsidiaries	(33,416)	33,285	131	—	—
Realization of other reserves	(106,120)	3,097	(7,356)	—	(110,379)
Accelerated depreciation and amortization	(492,570)	(96,067)	1,798	—	(586,839)
Deferred taxes, net	(881,723)	95,983	29,816	(1,268)	(757,192)

(1)	Changes in deferred tax balance sheet accounts that do not directly impact the income statement are presented in a specific column in the notes to the financial statements. These adjustments mainly refer to deferred taxes on cash flow hedge transactions recognized in other comprehensive income, the settlement of a transaction with the Brazilian Federal Tax Authority involving deferred tax assets on tax loss carryforwards and negative bases, amounts related to the merger of Avetec, employee benefits recognized by the subsidiary Seara Alimentos, and the pension plan in the United States of America.

(2)	The hedge and hedge accounting operations are demonstrated in footnote 27 - Risk management and financial instruments.

b. Reconciliation of income tax and social contribution expense:

	2024	2023	2022
Profit (loss) before taxes	2,711,003	(259,728)	3,553,493
Brazilian statutory corporate tax rate	(34)%	(34)%	(34)%
Expected tax benefit (expense)	(921,741)	88,308	(1,208,188)

Adjustments to reconcile taxable income tax expense (benefit):
Share of profit of equity-accounted investees	1,001	3,243	4,013
Non-taxable tax benefits (1)	203,381	461,726	447,843
Difference of tax rates on taxable income from foreign subsidiaries	167,945	(16,299)	317,989
Transfer pricing adjustments	(952)	(12,265)	(34,145)
Profits taxed by-foreign jurisdictions (2)	(203,735)	(203,986)	(266,049)
Deferred income tax not recognized	(40,230)	(372,932)	94,238
Withholding tax expense	—	—	(172)
Non-taxable interest - Foreign subsidiaries	671	140,284	129,703
Donations and social programs expenses (3)	(891)	(7,524)	(114)
Research and development benefit	4,141	—	—
SELIC interest on tax credits	26,029	6,521	5,127
J&F Leniency expenses refund	—	—	35,138
Other permanent differences	20,988	40,917	64,661
Current and deferred income tax benefit (expense)	(743,393)	127,993	(409,956)

Current income tax	(870,474)	(69,460)	(515,264)
Deferred income tax	127,081	197,453	105,308
	(743,393)	127,993	(409,956)
Effective income tax rate	(27.42)%	49.28%	(11.54)%

According to IAS 12, the average effective tax rate is calculated by the ratio between the tax expense (income) and accounting profit. However, it is important to highlight that this rate can be influenced by operations that impact the tax expense (income) but have no direct relation to the net income for the period. Examples of such operations include the effects of unrecognized deferred taxes, income tax, and social contribution on the realization of the revaluation reserve.

(1)	The Group recognize grants given by Brazilian state governments as a presumed credit, partial and full reduction of the ICMS calculation base of certain goods in its production chain, in accordance with the regulations of each state. The amounts appropriated from these tax incentives as revenue in the statement of income are excluded from the calculation of taxes on income, when the requirements set forth in current legislation are achieved. During the for the year ended December 31, 2024, the Group recorded the amount of government subsidies in the amount of US$ 516,770 (US$1,400,450 for the year ended December 31, 2023), of which US$516,770 relates presumed VAT tax credit (US$582,488 for the year ended December 31, 2023). The exclusion of this tax benefit from the income tax and social contribution calculation base on net income reflected a tax gain for the year ended December 31, 2024 of US$ 174,410 referring to the presumed credit (US$198,433 for the year ended December 31, 2023).

(2)	According to Law No. 12,973/14, the income from foreign subsidiaries must be taxed at the Brazilian statutory tax rate of 34%, and the income tax paid abroad by these subsidiaries may be used to compensate income taxes to be paid in Brazil. The results obtained from foreign subsidiaries are subject to taxation by the countries where they are based, according to applicable rates and legislation (profits taxed by-foreign jurisdictions included in the reconciliation of income tax and social contribution expense). The Group analyzes the results of each subsidiary for the application of its income tax legislation, in order to respect the treaties signed by Brazil and avoid double taxation.

(3)	Refers to the donations, as described in Note 26 – Expenses by nature.

Global Minimum Tax

The Organization for Economic Cooperation and Development (OECD) is an international organization composed of 38 member countries that work together to create international standards and seek solutions for various social, economic, and environmental challenges. These solutions range from improving economic performance and creating jobs to promoting sound education and combating international tax evasion.

Regarding the fight against tax evasion, the BEPS (Base Erosion and Profit Shifting) project was created in 2013. This initiative is a collaboration between the G20 (group of the twenty largest economies) and the OECD. The goal of the BEPS project is to implement 15 measures to combat tax evasion, improve the coherence of international tax rules, and ensure a more transparent tax environment on the international stage. The project aims to prevent the abuse of tax regulations that result in the erosion of the tax base, mainly through profit shifting to more favorable or zero-tax jurisdictions.

Pillar II is part of one of the OECD’s latest initiatives, known as BEPS 2.0. It aims to address tax-related issues arising from changes in business models in a globalized environment. The objective of Pillar II is to create a global minimum tax system for multinational companies with an annual global turnover exceeding EUR 750 million. This additional taxation aims to balance the global collection of income taxes from these companies and ensure the payment of a minimum effective global rate of 15% per jurisdiction where the multinational group operates.

From the 2024 calendar year onward, Pillar II rules came into effect in various jurisdictions, impacting multinationals operating in these markets. However, during the first three years of implementation, transitional rules (Safe Harbor) were established to simplify the calculation of the effective tax rate per jurisdiction, facilitating the adaptation of multinational groups to the new requirements.

Since the Group operates in several jurisdictions that adopted the global minimum tax from 2024, including Australia, Canada, France, Ireland, Luxembourg, Malta, the Netherlands, and the United Kingdom, the Company assessed the potential impact of these regulations. Based on current assessments, the Company has not identified any significant tax exposure resulting from this tax.

Transfer Pricing

Transfer pricing regulations in Brazil have undergone significant changes with the enactment of Law No.14,596/2023 and Normative Instruction RFB No.2,132/2023, with the aim of aligning the country with international practices, such as the OECD guidelines. This new regulation, mandatory from the 2024 calendar year onwards, modifies the calculation methods and required documentation for transactions between related companies, directly impacting how multinational companies must determine and report their transfer pricing adjustments.

For the 2024 calendar year, the Company evaluated the impacts of this change and measured the necessary adjustments, to ensure compliance with the requirements established by this new regulation.